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         As filed with the Securities and Exchange Commission on October 4, 1996
                                                       Registration No. 33-38132
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-8

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         LANDMARK GRAPHICS CORPORATION
             (Exact name of registrant as specified in its charter)


       DELAWARE                                          76-0029459
(State of Organization)                     (I.R.S. Employer Identification No.)


                  15150 MEMORIAL DRIVE, HOUSTON, TEXAS  77079
              (Address of principal executive offices)  (zip code)

                      ZYCOR, INC. 1979 EMPLOYEE INCENTIVE
                               STOCK OPTION PLAN
                                      AND
                      ZYCOR, INC. 1981 EMPLOYEE INCENTIVE
                               STOCK OPTION PLAN
                                      AND
                      ZYCOR, INC. 1988 EMPLOYEE INCENTIVE
                               STOCK OPTION PLAN
                                      AND
                    ZYCOR, INC. EXECUTIVE STOCK OPTION PLAN
                            (Full title of the plan)

                             PATTI L. MASSARO, ESQ.
                                GENERAL COUNSEL
                              15150 MEMORIAL DRIVE
                             HOUSTON, TEXAS  77079
                    (Name and address of agent for service)

                                 (713) 560-1000
         (Telephone number, including area code, of agent for service)

                                   Copies to:

                         ROBERT E. CRAWFORD, JR., ESQ.
                        WINSTEAD SECHREST & MINICK P.C.
                                1201 ELM STREET
                             5400 RENAISSANCE TOWER
                              DALLAS, TEXAS 75270

                              --------------------
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                                EXPLANATORY NOTE

         This Post-Effective Amendment No. 2 to the Registration Statement on Form S-8 is being filed in order to deregister all securities remaining unsold under that certain Registration Statement on Form S-8 (Registration No. 33-38132) which was filed on April 22, 1991.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 4, 1996.




                                    LANDMARK GRAPHICS CORPORATION



                                    By:   /s/ Robert P. Peebler
                                          -------------------------------------
                                          Robert P. Peebler
                                          President and Chief Executive Officer
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         Pursuant to the requirements of the Securities Act of 1933, this
Post-Effective Amendment No. 2 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

 Signature and Title                                                  Date
 -------------------                                                  ----

 /s/ Robert P. Peebler                                          October 4, 1996
 -------------------------------------------
 Robert P. Peebler
 Director, President, and Chief
 Executive Officer (Principal
 Executive Officer)

 /s/ William H. Seippel*                                        October 4, 1996
 -------------------------------------------
 William H. Seippel
 Vice President, Finance and
 Chief Financial Officer
 (Principal Financial and Accounting
 Officer)


 /s/ Sam K. Smith*                                              October 4, 1996
 -------------------------------------------
 Sam K. Smith
 Chairman of the Board


 /s/ Lucio Lanza*                                               October 4, 1996
 -------------------------------------------
 Lucio Lanza
 Director

 /s/ James A. Downing, II*                                      October 4, 1996
 -------------------------------------------
 James A. Downing, II
 Director


 /s/ Charles L. Blackburn*                                      October 4, 1996
 -------------------------------------------
 Charles L. Blackburn
 Director

 /s/ Theodore Levitt*                                           October 4, 1996
 -------------------------------------------
 Theodore Levitt
 Director


*By:  Robert P. Peebler, attorney-in-fact.